UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2011

eDiets.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30559	56-0952883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Corporate Drive

Suite 600

Fort Lauderdale, FL 33334

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 360-9022

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

On February 7, 2011, the Company executed Subscription Agreements (collectively the “Subscription Agreements”) with BBS Capital Fund, L.P., Haus Capital Fund, L.P. and two of its directors, Kevin A. Richardson, II and Lee S. Isgur (collectively the “Purchasers”). Under the terms of the Purchase Agreements, the Purchasers agreed to purchase an aggregate of 3,811,818 shares of the Company’s common stock, par value $0.001 per share, in exchange for an aggregate of $1,572,375 in cash in a private placement. The purchase price of the shares was $0.4125 per share, above the closing price of the Company’s common stock on the prior business day, which was February 4, 2011. The Company will use the proceeds from the share sale to fund its business.

As part of the transaction, the Company agreed to issue four Warrants for the Purchase of Shares of Common Stock (each a “Warrant”), one Warrant to each of the Purchasers, to purchase an aggregate of 1,905,909 shares of the Company’s common stock at an exercise price of $0.3535 per share, also above the closing price of the Company’s common stock on February 4, 2011. Each Warrant has a three-year expiration date, is exercisable beginning immediately and provides for a cashless “net” exercise under certain conditions. The exercise price of each Warrant is subject to adjustment under certain circumstances; however, no adjustment to the exercise price will operate to reduce the exercise price to a price less than the closing price of the Company’s common stock on February 4, 2011.

Also on February 7, 2011, the Company executed a Registration Rights Agreement (“Registration Rights Agreement”) with the four Purchasers and with Prides Capital Partners, LLC, the Company’s largest shareholder (“Prides”). Pursuant to the Registration Rights Agreement, the Company agreed to register the resale of the shares of common stock issued to the Purchasers and the shares of common stock issuable upon exercise of the Warrants, together with all additional unregistered shares of common stock held by the two directors and Prides. The transactions are expected to close on or before February 11, 2011.

The foregoing description of the Subscription Agreements, together with the form of Warrant attached thereto, and the Registration Rights Agreement (collectively, the “Agreements”), does not purport to be complete and is qualified in its entirety by reference to the Agreements, copies of which are filed as Exhibits 10.49 through 10.54 to this Current Report on Form 8-K and are incorporated herein by reference.

The Agreements are provided to give investors information regarding their respective terms. They are not provided to give investors factual information about the Company or any other parties thereto. In addition, the representations, warranties and covenants contained in the Agreements were made only for purposes of those Agreements and as of specific dates, were solely for the benefit of the parties to those Agreements, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Agreements. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these Agreements and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

A copy of the press release announcing the foregoing is included as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

The securities were sold to the directors in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 8.01	Other Events.

On February 8, 2011, the Company issued a press release announcing that on February 7, 2011 its Board of Directors approved a rights offering. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rights offering, the Company will distribute non-transferable subscription rights, at no charge, to each holder of its common stock as of the record date for the rights offering, which has yet to be determined. The subscription price and the amount of shares to be offered are also yet to be determined. The Company will provide notice of the record date and subscription price in the future at such time as they are determined. The proposed rights offering will also include an over-subscription privilege, that will entitle a stockholder who exercises its basic subscription right in full the right to purchase additional shares of common stock that remain unsubscribed at the expiration of the rights offering, subject to the availability and pro rata allocation of shares among persons exercising this over-subscription privilege.

The offering is expected to commence in April, following the filing of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010 and after a registration statement for the shares to be purchased in the rights offering has been filed and declared effective by the Securities and Exchange Commission (“SEC”). The offering period is expected to be approximately 20 days. The Company’s Board of Directors has the option to extend the period for exercising the subscription rights pursuant to the rights offering, and reserves the right to cancel the rights offering, or to amend or modify the terms of the rights offering, at any time for any reason.

A registration statement relating to these securities has not yet been filed with or declared effective by the SEC. There can be no assurance that the proposed rights offering will be commenced or completed, and the Company is unable, at this time, to ascertain the aggregate amount of proceeds it will generate in the rights offering.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.49	Subscription Agreement dated February 7, 2011 by and between eDiets.com, Inc. and Kevin A. Richardson, II.

10.50	Subscription Agreement dated February 7, 2011 by and between eDiets.com, Inc. and Lee S. Isgur.

10.51	Subscription Agreement dated February 7, 2011 by and between eDiets.com, Inc. and BBS Capital Fund, L.P.

10.52	Subscription Agreement dated February 7, 2011 by and between eDiets.com, Inc. and Haus Capital Fund, L.P.

10.53	Form of Warrant.

10.54	Registration Rights Agreement dated February 7, 2011 by and among eDiets.com, Inc., Kevin A. Richardson, II, Lee S. Isgur, BBS Capital Fund, L.P., Haus Capital Fund, L.P. and Prides Capital Partners, LLC.

99.1	Press release dated February 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eDiets.com, Inc.

Date: February 11, 2011	By:	Kevin N. McGrath
Kevin N. McGrath
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.49	Subscription Agreement dated February 7, 2011 by and between eDiets.com, Inc. and Kevin A. Richardson, II.

10.50	Subscription Agreement dated February 7, 2011 by and between eDiets.com, Inc. and Lee S. Isgur.

10.51	Subscription Agreement dated February 7, 2011 by and between eDiets.com, Inc. and BBS Capital Fund, L.P.

10.52	Subscription Agreement dated February 7, 2011 by and between eDiets.com, Inc. and Haus Capital Fund, L.P.

10.53	Form of Warrant.

10.54	Registration Rights Agreement dated February 7, 2011 by and among eDiets.com, Inc., Kevin A. Richardson, II, Lee S. Isgur, BBS Capital Fund, L.P., Haus Capital Fund, L.P. and Prides Capital Partners, LLC.

99.1	Press release dated February 8, 2011.